Exhibit 10.2

LOAN MODIFICATION  AGREEMENT

This Loan  Modification  Agreement  (“Agreement”)  is  made  and  entered  as  of

March  31,  2013  between  CALIFORNIA  BANK  &  TRUST, a California banking corporation ("Bank"),  and  ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN,  L.P,  (“Borrower”).

RECITALS

A.                Pursuant to the terms of a Commercial Loan Agreement ("Loan Agreement") between  Bank  and  Borrower  dated  as  of  May  10,  2011,  Bank  agreed  to  make  a  revolving  Line  of Credit available to Borrower.

B.                 The  Line  of  Credit  was  evidenced  by  a  promissory  note  ("Note")  of  even  date with the Loan Agreement, executed by Borrower in favor of Bank.

C.                 Borrower's  obligations  under  the  Note and Loan Agreement were originally secured, among  other  things,  by  the  following:

1.                  A Security Agreement, dated the same date as the Loan Agreement, executed by  Borrower  in  favor  of  Bank  granting  Bank  a  security  interest  in  Borrower’s  personal property (“Security  Agreement”).  The  security  interest  was  perfected  through  a  UCC-1 Financing Statement filed with the Delaware Secretary of State.

D.                    Borrower  has  requested  additional  time to repay  the  indebtedness  owing  under the Note.  Bank  is  agreeable  to  the  terms  set  forth  below.

E.                 On  January  2,  2013,  ICON  Capital  Corp., a Delaware  corporation,  converted  to ICON Capital,  LLC,  a  Delaware  limited  liability  company,  pursuant  to  the  provisions  of  Section 18-214 of  the  Delaware  Limited  Liability  Company  Act.

TERMS

NOW, THEREFORE,  Borrower  and  Bank  agree  as  follows:

1.                  Adoption of Recitals.  Borrower hereby represents and warrants that each of the Recitals set  forth  above  are true,  accurate  and  complete.

2.                  Acknowledgement of Debt.  Borrower acknowledges that there are no claims, demands,  offsets  or  defenses  at  law  or  in  equity  that  would  defeat  or diminish  Bank’s  right  to collect the indebtedness evidenced by  the documents described in the Recitals (“Loan Documents”) and to proceed to enforce the rights and  remedies  available  to  Bank  as  provided  in the Loan Documents or by law. Capitalized terms  in  this  Modification  shall  have  the  meanings given to  them  in  the  Loan  Documents unless otherwise defined herein.

3.                  Modification of Loan Documents.  The Loan Documents are hereby supplemented, amended and modified to incorporate  the  following,  which  shall  supersede  and prevail over  any  existing  and  conflicting provisions thereof:

(a)            Section  1.1  of  the  Loan  Agreement, entitled “Definitions,” is modified by deleting the  definition  of  “Adjusted  Total  Liabilities.”

(b)           Section  1.1  of  the  Loan  Agreement, entitled “Definitions,” is modified by deleting the  definition  of  “Line  of  Credit  Expiration  Date”  and  inserting  in  its place the following:

“Line of Credit Expiration Date” means March 31, 2015.”

(c)                                    Section  1.1  of  the  Loan  Agreement,  entitled “Definitions,” is modified by adding a definition of “Total Liabilities” as follows:

“ Total Liabilities” shall mean, as of the date of determination,

the sum of  current liabilities plus long  term  liabilities  of  Borrower;  all calculated in accordance  with  GAAP, consistently applied.”

(d)       The  last  sentence  of  section  2.1.a  of  the Loan Agreement, entitled “Revolving Line of  Credit,”  is  deleted.

(e)       Section 8.4 of the Loan Agreement, entitled “Minimum Debt Service Coverage Ratio,” is  deleted  and  replaced  with  the  following

Minimum Debt  Service  Coverage  Ratio.  To maintain as of the end of each fiscal quarter based on the  financial results as  reported  on  SEC  Form  10-Q  or  10-K,  as applicable, a Debt Service Coverage Ratio  of  not  less  than

2.00 to  1.00  on  a  rolling  four  quarter  basis,  effective  as  of December 31, 2012.

(f)        Section  8.6  of  the  Loan  Agreement,  entitled  “Leverage  Ratio,”  is  deleted  and replaced with the following:

Leverage Ratio.  To maintain, as of the end of each  fiscal  quarter, based on  the  financial  results  as reported on SEC Form  10-Q or 10- K,  as  applicable,  a  ratio  of  Total Liabilities to Tangible Net Worth not to exceed 2.00 to 1.00 effective as of December 31, 2012.

(f)  The Loan Documents which recite that they  are  security  instruments shall secure, in addition  to  any  other  obligations  secured  thereby,  the  payment  and  performance by Borrower of all obligations under the Line of Credit, as modified hereby, and by any  amendments,  modifications,  extensions  or renewals of the same which are hereafter agreed to in writing by the parties.

4.                  Conditions  Precedent.  The  modification  of  the  Loan  Documents  under  Section  3 above is  subject  to  Borrower’s  compliance  with  the  following  conditions  precedent  to  Bank’s complete satisfaction:

(a)            Execution  of  this  Modification  by  Borrower delivery of  the  executed  Modification the Bank  by  March  31,  2013;

(b)           Borrower  shall  pay  a  renewal  fee  of  $57,000.00;

(c)            Borrower  shall  pay  all  accrued  interest  on  the  Line of Credit  through  February  28,  2013;  and

(d)           Borrower shall reimburse the Bank for the attorneys’ fees incurred by  Bank  in  preparation  of  this Modification.

5.                  Borrower’s  Representations  and  Warranties.  Borrower  represents  and  warrants  to Bank as of the date of this Modification and until repayment of all indebtedness of Borrower to Bank:

(a)                    Accuracy of Representations in Modification   and Existing Loan Documents.  All representations and

warranties made  and  given  by  Borrower  in  this  Modification and the Loan Documents are accurate and correct except to the extent that any breach  thereof  would  not  result  in  a  Material  Adverse  Change.

(b)               No  Default.  No  default  has  occurred  and  is continuing under the Loan Documents, and no event has occurred and is continuing which,  with  notice  or the passage of time or both, would be a default which could be reasonably  expected  to result in  a  Material  Adverse Change.

(c)                Enforceable  Loan  Documents/No  Conflicts.  The Loan Documents  and  this  Modification  are  legal,  valid  and binding agreements of Borrower, enforceable in accordance with their respective terms.  This Modification does not conflict with any law, agreement, or obligation by which Borrower is  bound.

6.                  Borrower Acknowledgment.  Borrower  hereby  acknowledges  and  agrees  that:

(a)                 No Breach by Bank.  Bank  has  not  breached  any duty to Borrower in connection with the Loan Documents, and Bank  has  fully  performed  all  obligations  the  Bank  may have had  or  now  has  to  Borrower  and  Guarantors.

(b)               Interest,  Fees,  and  Other  Charges.  All interest, fees or other charges imposed, accrued, or  collected by Bank under the Loan Documents or this Modification, and the method of computing the interest,  fees,  or  other  charges, were and  are  proper  and  agreed  to  by  Borrower  and Guarantors and  were  properly  computed  and  collected.

(c)                No  Waiver.  By entering into this Modification, Bank does  not  waive  any  existing  defaults  or  any  defaults hereafter occurring,  and  Bank  does not become obligated to waive any  condition  or  obligation  in  any  agreement between or  among  any  of  the  parties  hereto.

(d)               No Third Party Beneficiaries.  This  Modification  is not intended for, and shall not be construed  to  be  for,  the benefit of  any  person  not  a  signatory  hereto.

(e)                Fair Consideration.  All payments made by Borrower to  Bank  under  the  Loan  Documents  and  this Modification  were  and  are  for  fair  consideration  and reasonably equivalent value.

7.                  Governing  Law.  This Modification shall be construed, governed and enforced in accordance  with  the  laws  of  the State of California.

8.                  Interpretation.  No  provision  of  this  Modification  is to be  interpreted  for  or  against Borrower or Bank because that party, or that party's representative, drafted such provision.

9.                  No Impairment/Security.  Except  as  otherwise  specifically  set  forth  herein,  the Loan Documents  shall  each  remain  unaffected  by  this Modification and all such documents shall remain in full force and effect.  Borrower’s payment and performance of Borrower’s various obligations to  Bank  under  the  Loan  Documents,  including  all  extensions,  amendments,  renewals or replacements  thereof,  continue  to  be  and  shall  be  secured  by  the  liens  arising  under  the  Loan Documents.  Nothing contained herein shall be deemed a waiver of any of the rights and remedies that Bank may have against Borrower, or  of  any  of  Bank’s  rights  and  remedies  arising out of the Loan Documents.

10.              Purpose  and  Effect  of  Bank’s  Approval.  Bank’s  approval  of  any  matter  in connection with  the  Loan  Documents  shall  be  for  the sole purpose of protecting Bank’s security, rights, and  remedies  under  the  Loan Documents.  No  such  approval shall result  in  a  waiver  of any default  of  Borrower.  In  no  event  shall  Bank’s approval be a representation  of  any  kind  by Bank with  regard  to  the  matter  being  approved.

11.              Counterparts.  This Modification may be executed in as many counterparts as necessary or convenient, and by the  different  parties  on  separate  counterparts each of which, when so  executed,  shall  be  deemed  an  original,  but  all  such  counterparts  shall  constitute  but  one and the same agreement.

12.              Invalidity.  If any court of competent jurisdiction  determines  any  provision  of  this Modification or any of the Loan Documents to be invalid,  illegal  or  unenforceable,  that  portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of this Modification or the Loan Documents.

13.              Successors  and  Assigns.  This  Modification  shall  be binding upon and inure to the benefit of the parties hereto and their  respective  successors  and  assigns.

14.              Full  Force  and  Effect.  Except  as  set  forth  herein,  all  other  terms  and  conditions  of the Loan Documents shall remain in full force and effect, including provisions on prepayment, late charges,  default interest and attorneys fees.

15.              The  Current  Status  of  the  Line  of  Credit.  Borrower  hereby  acknowledges  the following: (a)  except  as  modified  by  this  Modification,  the  Loan  Documents  remain  in  full  force and effect, and remains the binding obligation of Borrower; and (b) Borrower has no known or suspected defense to its obligations under the Loan Documents, and no claim or offset whatsoever against  Bank  in  connection  with the Loan  Documents  or  otherwise.

16.              Entire Agreement.  This Modification and the Loan  Documents  constitute  the entire, complete  and  exclusive  understanding  between  the  parties  regarding the Loan and may not be modified, amended, or terminated except by  a  written  agreement  signed  by  the  party against whom enforcement is sought. No modification, change or supplement of the Loan Documents and this Modification shall be binding on Bank unless in writing signed by an authorized officer of Bank.  No waiver of or any  acquiescence  to  any  Event  of  Default  or  any failure or  delay  by  Bank  in  enforcing  any  right  or  remedy  shall  be  construed  to  be  a  waiver, acquiescence,  or  consent  to  any  preceding  or  subsequent  Event  of  Default  or  a  waiver  of  any right or remedy.

17.              Documentation.  In addition to the instruments and documents mentioned or referred to  herein,  Borrower  will,  at  Borrower’s  own  cost  and  expense,  supply  Bank  with  such other instruments,  documents,  information  and  data  as  are  reasonably  necessary for the purposes hereof, all of which shall be in form and  content  as  reasonably  required  by  Bank.

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IN WITNESS WHEREOF, the parties have executed this Modification  as  of  the  day  and year first above written.

ICON  EQUIPMENT  AND  CORPORATE INFRASTRUCTURE

FUND FOURTEEN, L.P.,

a Delaware  limited  partnership,

By:          ICON GP 14, LLC, its general partner

By: ICON CAPITAL, LLC, its   manager

By:  /s/ Michael A. Reisner

      Michael A. Reisner

                    Co-President and Co-Chief Executive Officer

CALIFORNIA  BANK  &  TRUST,

a California  banking  corporation

By:         /s/ J. Michael Sullivan

J. Michael Sullivan

First Vice President and Relationship Manager